                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 22, 1999
                                                        -----------------
                             Internet America, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Texas                    000-25147                  86-0778979
   ----------------------------       -----------            -------------------
   (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)


   One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
--------------------------------------------------------------------------------
                (Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code       (214) 861-2500
                                                       -------------------------







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Item 2.  Acquisition or Disposition of Assets.

         On November 22, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired all the issued and outstanding securities of PDQ.Net, Incorporated, a Texas corporation ("PDQ.Net"), for 2,425,000 shares of Internet America common stock. As a result of the purchase, PDQ.Net became a wholly owned subsidiary of the Company. The Company became the indirect owner of all of the assets of PDQ.Net, which include approximately 40,000 individual and corporate internet access accounts and the computer equipment used to service those accounts. The Company intends to continue to use these assets to provide Internet access to customers. The acquisition was effected pursuant to an Agreement and Plan of Merger dated September 12, 1999, by and among PDQ.Net, certain of its shareholders ("Shareholders") and the Company. The acquisition will be accounted for as a purchase.

         To the best knowledge of the Company, at the time of the acquisition there was no material relationship between (i) PDQ.Net and the Shareholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

         The consideration paid by the Company was 2,425,000 shares of Internet America common stock. The consideration was determined by arms-length negotiations between the parties to the Agreement and Plan of Merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Financial statements of business acquired (1)                         PAGE
             (i)      Balance Sheets as of December 31, 1998 and 1997

             (ii)     Statements of Operations
                      for the years ended December 31, 1998 and 1997

             (iii)    Statements of Stockholders' Deficit for the years ended
                      December 31, 1998 and 1997

             (iv)     Statements of Cash Flows
                      for the years ended December 31, 1998 and 1997

             (v)      Interim Consolidated Balance Sheet
                      as of September 30, 1999 (unaudited)



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
         (vi) Consolidated Statements of Operations for the nine months ended September 30, 1999 and September 30, 1998 (unaudited)

         (vii) Consolidated Statements of Cash Flows for the nine months ended September 30, 1999 and September 30, 1998 (unaudited)

(b)      Proforma financial information (unaudited) (1)                              PAGE
         (i)      Pro Forma Interim Consolidated Balance Sheet
                  as of September 30, 1999

         (ii) Pro Forma Consolidated Statement of Operations for the year ended June 30, 1999

         (iii) Pro Forma Interim Consolidated Statement of Operations for the three months ended September 30, 1999

(c)      Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:


Exhibit No.                            Description
-----------                            -----------
2.1               Agreement and Plan of Merger, dated September 12, 1999, among
                  Internet America Inc., GEEK Houston II, Inc., PDQ.Net,
                  Incorporated and certain shareholders of PDQ.Net,
                  Incorporated. (2)

23.1              Consent of Deloitte & Touche LLP. (3)

23.2              Consent of Grant Thornton, LLP. (3)

99.1              Press Release of Internet America, Inc. dated November 22,
                  1999. (4)

--------------------

(1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

(2) Incorporated by reference to Exhibit A to the Company's preliminary proxy statement and definitive proxy statement filed with the Securities and Exchange Commission on October 7, 1999 and October 19, 1999, respectively (File No. 000-25147).

(3)      To be filed by amendment.

(4)      Filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNET AMERICA, INC.



Date: December 7, 1999                         By: /s/ JAMES T. CHANEY
                                                  ------------------------------
                                                       James T. Chaney,
                                                       Chief Financial Officer


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                               INDEX TO EXHIBITS


Exhibit No.                       Description
-----------                       -----------
2.1               Agreement and Plan of Merger, dated September 12, 1999, among
                  Internet America Inc., GEEK Houston II, Inc., PDQ.Net,
                  Incorporated and certain shareholders of PDQ.Net,
                  Incorporated. (1)

23.1              Consent of Deloitte & Touche LLP. (2)

23.2              Consent of Grant Thornton, LLP. (2)

99.1              Press Release of Internet America, Inc. dated November 22, 1999. (3)

--------------------

(1) Incorporated by reference to Exhibit A to the Company's preliminary proxy statement and definitive proxy statement filed with the Securities and Exchange Commission on October 7, 1999 and October 19, 1999, respectively (File No. 000-25147).

(2)      To be filed by amendment.

(3)      Filed herewith.